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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 31, 2000


                                   Cymer, Inc.
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             (Exact name of registrant as specified in its charter)

Nevada                                   0-21321               33-0175463
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
of Incorporation)                                           Identification No.)

                 16750 Via Del Campo Court, San Diego, CA 92127
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 858-385-7300


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   ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       (a)        (i)      On March 31, 2000, the Registrant dismissed Deloitte
                           & Touche LLP as its independent accountants.

                  (ii) The decision to dismiss Deloitte & Touche LLP and engage new auditors was recommended by the Audit Committee of Registrant's Board of Directors and approved by the Board of Directors.

                  (iii) The Registrant believes there were no disagreements with Deloitte & Touche LLP within the meaning of Instruction 4 of Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the Registrant's financial statements for the years ended December 31, 1998 or 1999, which disagreement if not resolved to their satisfaction would have caused Deloitte & Touche LLP to issue an adverse opinion or a disclaimer of opinion, and neither report contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iv) During the two most recent fiscal years, there have been no reportable events (as defined in Item 304 of Regulation S-K) with Deloitte & Touche LLP.

                  (v) A letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission is included as
                           Exhibit 16 to this Current Report on Form 8-K. Such letter states that such firm agrees with the statements made by the Registrant in this Item 4.

     ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

         Exhibit 16 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated April 5, 2000 pursuant to Item 304(a) (3) of Regulation S-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Cymer, Inc.

Date:  April 5, 2000          By: /s/ William A. Angus, III
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                                  William A. Angus III, Senior Vice President
                                  and Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT                  DESCRIPTION

16 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated April 5, 2000 pursuant to
                         Item 304(a) (3) of Regulation S-K.